PRELIMINARY

                        GLOBAL SEAFOOD TECHNOLOGIES, INC.
                               555 Bayview Avenue
                            Biloxi, Mississippi 39530

                            ------------------------
                            NOTICE OF ANNUAL MEETING
                            ------------------------

                                                                   July 21, 2000

         NOTICE IS HEREBY given that the Annual Meeting of the stockholders of Global Seafood Technologies, Inc. (the "Company"), will be held at 555 Bayview Avenue, Biloxi, Mississippi 39530, on August 15, 2000 at 11:00 A.M., for the following purposes:

         1.       To elect a Board of Directors.

         2.       To approve the Company's 2000 Equity Incentive Plan.

         3.       To approve the adoption of new Bylaws.

         4. To ratify the selection of the Company's independent certified public accountants for the current fiscal year.

         5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on July 14, 2000 as the record date for the determination of stockholders who are entitled to notice of, and to vote at the 2000 Annual Meeting of stockholders. Only stockholders of record as of the close of business on July 14, 2000 will be entitled to notice of and to vote at the annual meeting.

         Please sign, date and mail the enclosed proxy promptly in the enclosed postage-paid envelope so that your shares will be represented at the meeting.

         THE COMPANY URGES THAT AS MANY STOCKHOLDERS AS POSSIBLE BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT AND THEN FILL IN, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE PRESENT IN PERSON AT THE MEETING, YOU MAY VOTE IN PERSON REGARDLESS OF HAVING SENT IN YOUR PROXY. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING AND YOUR PROMPTNESS WILL ASSIST US IN PREPARATIONS FOR THE MEETING.

                                              By Order of the Board of Directors
                                              Clayton F. Gutierrez, Secretary


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                                        2

PRELIMINARY

                        GLOBAL SEAFOOD TECHNOLOGIES, INC.
                               555 Bayview Avenue
                            Biloxi, Mississippi 39530

                            ------------------------
                                 PROXY STATEMENT
                            -------------------------


                                                                   July 21, 2000


         This proxy statement sets forth certain information with respect to the accompanying proxy proposed to be used at the 2000 Annual Meeting of stockholders (the "Meeting") of Global Seafood Technologies, Inc. (the "Company") or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The proxy statement and enclosed form of proxy are first being mailed to stockholders on or about July 21, 2000. The Board of Directors of the Company solicits this proxy and urges you to sign the proxy, fill in the date and return same immediately.

         Shares of the Company's common stock, $.001 par value (the "Common Stock"), represented by valid proxies in the enclosed form, executed and received in time for the meeting, will be voted as directed, or if no direction is indicated, will be voted for the election as directors of the nominees described herein and in favor of proposal Nos. 2, 3 and 4. Proxies are being solicited by mail, and, in addition, officers and regular employees of the Company may solicit proxies by telephone or personal interview. As is customary, the expense of solicitation will be borne by the Company. The Company will also reimburse brokers for the expenses of forwarding proxy solicitation material to beneficial owners of shares held of record by such brokers. Your prompt cooperation is necessary in order to insure a quorum and to avoid expense and delay.

         PROXIES ARE REVOCABLE AT ANY TIME PRIOR TO BEING VOTED EITHER BY WRITTEN NOTICE DELIVERED TO THE SECRETARY OF THE COMPANY OR BY VOTING AT THE MEETING IN PERSON.

         The mailing address of the principal executive offices of the Company is 555 Bayview Avenue, Biloxi, Mississippi 39530. The annual report of the
Company for the fiscal year ended March 31, 2000 ("Fiscal 2000") including consolidated financial statements, supplementary financial information and management's discussion and analysis of financial condition and results of operations, accompanies this proxy statement.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The Company's bylaws provide that the Board of Directors be comprised of three directors, but may be increased by resolution of the Board of Directors. The Board of Directors have, pursuant to the by-laws, fixed the number of directors to serve until the next annual meeting of stockholders at five. Therefore, five directors are to be elected until the next annual meeting or until their successors have been elected and qualified. Proxies are solicited in favor of the nominees named below, all of whom are now serving as directors. In the event one or more of the nominees is unable to serve as a director, it is intended that the proxies will be voted for the election of such other person, if any, as shall be designated by the Board of Directors. The Company is unaware of any information which would indicate that any of the nominees will be unable to serve and is not presently considering any additional persons to serve on the board.

Name                   Age         Position                    Director Since
----                   ---         --------                    --------------

Brent Gutierrez        38          Director, Chief Executive          1995
                                   Officer, President, Chief
                                   Financial Officer and
                                   Treasurer

Clayton F. Gutierrez   35          Director, Senior Vice              1995
                                   President and Secretary

Frank C. Gutierrez     65          Director                           1995

Anita K. Gutierrez     59          Director                           1995

William Schofield      64          Director                           1999

         Directors are elected to serve until the next Annual Meeting of shareholders and until their successors have been elected and qualified. The Company's officers are appointed by the Board of Directors and hold office at the will of the board.

         Mr. Brent Gutierrez is a founder of the Company and has served as its Chairman of the Board of Directors, Chief Executive Officer and President since its activation in February 1988 as Custom Pack, Inc. Prior to his involvement with the Company he was attending Mississippi State University.

         Mr. Clayton F. Gutierrez is also a founder of the Company and has served as a member of the Board of Directors and Senior Vice President since 1988. Prior to his involvement with the Company he was attending the University of Southern Mississippi.

         Mr. Frank Gutierrez is a founding Director of the Company. Prior to his involvement he was an owner and manager of Biloxi Freezing Company.

         Mrs. Anita Gutierrez is a founding Director of the Company. Prior to her involvement she served as Controller of Biloxi Freezing Company.

         Mr. Schofield was elected to the Board of Directors of the Company on April 12, 1999. He is Chairman and Chief Executive Officer of Schofield & Associates, engaged in pet food raw materials brokerage.

                                 PROPOSAL NO. 2
                           2000 EQUITY INCENTIVE PLAN

         On June 19, 2000, the Board of Directors of the Company adopted the Global Seafood Technologies, Inc. 2000 Equity Incentive Plan (the "Plan"), which is set forth in full in Appendix A to this Proxy Statement and directed that it be presented to the stockholders for their approval and adoption. The Incentive Plan designates a Stock Option Committee appointed by the Board of Directors and authorizes the Stock Option Committee to grant or award to eligible participants of the Company and its subsidiaries and affiliates, until July 1, 2010, stock options, stock appreciation rights, restricted stock or deferred stock awards for up to 3,000,000 shares of the common stock of the Company. The initial members of the Stock Option Committee have not yet been appointed.

         The following is a general description of certain features of the Incentive Plan:

         1. Eligibility. Officers, other key employees and consultants of the Company, its subsidiaries and its affiliates who are responsible for the management, growth and profitability of the business of the Company, its subsidiaries and its affiliates are eligible to be granted stock options, stock appreciation rights, and restricted or deferred stock awards under the Plan. Directors are eligible to receive Director Stock Options.

         2. Administration. The Incentive Plan is administered by the Stock Option Committee of the Company. The Stock Option Committee has full power to select, from among the persons eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participants and to determine the specific terms of each grant, subject to the provisions of the Incentive Plan.

         3. Stock Options. The Plan permits the granting of non-transferable stock options that are intended to qualify as incentive stock options ("ISO's") under section 422 of the Internal Revenue Code of 1986 and stock options that do not so qualify ("Non-Qualified Stock Options"). The option exercise price for each share covered by an option shall be determined by the Stock Option Committee but shall not be less than 100% of the fair market value of a share on the date of grant. The term of each option will be fixed by the Stock Option Committee, but may not exceed 10 years from the date of the grant in the case of an ISO or 10 years and two days from the date of the grant in the case of a Non-Qualified Stock Option.

         4. Stock Appreciation Rights. Non-transferable stock appreciation rights ("SAR's") may be granted in conjunction with options, entitling the holder upon exercise to receive an amount in any combination of cash or unrestricted common stock of the Company (as determined by the Stock Option Committee), not greater in value than the increase since the date of grant in the value of the shares covered by such right. Each SAR will terminate upon the termination of the related option.

         5.  Restricted  Stock.  Restricted  shares of the  common  stock may be awarded by the Stock Option Committee subject to such conditions and restrictions as they may determine, which may include the attainment of performance goals. The Stock Option Committee shall also determine whether a recipient of restricted shares will pay a purchase price per share or will receive such restricted shares without, any payment in cash or property.

         6. Deferred Stock. Deferred stock awards may also be made under the Plan. These are non-transferable awards entitling the recipient to receive common stock of the Company without any payment in cash or property in one or more installments at a future date or dates, as determined by the Stock Option Committee. Receipt of deferred stock may be conditioned on such matters as the Stock Option Committee shall determine, including continued employment or attainment of performance goals.

         7. Loan Provisions. The Incentive Plan authorizes the Company, with the consent of the Stock Option Committee, to make or arrange for loans to employees in connection with the exercise of options or the payment of any purchase price for restricted stock granted under the Plan or the payment of Federal and State income taxes resulting from the granting or exercising of options or other awards under the Plan. The Stock Option Committee has full authority to decide whether to make such loans and to determine the term and provisions of any such loans including interest charged and repayment terms.

         8. Transfer Restrictions. Grants under the Plan are not transferable except, in the event of death, by will or by the laws of descent and distribution.

         9. Termination of Benefits. In certain circumstances such as death, disability, and termination without cause, beneficiaries in the Plan may exercise Options, SAR's and receive the benefits of restricted stock grants following their termination or their employment or tenure as a Director as the case may be.

         10. Change of Control. The Plan provides that (a) in the event of a "Change of Control" (as defined in the Plan), unless otherwise determined by the Stock Option Committee prior to such Change of Control, or (b) to the extent expressly provided by the Stock Option Committee at or after the time of grant, in the event of a "Potential Change of Control" (as defined in the Plan), (i) all stock options and related SAR's (to the extent outstanding for at least six months) will become immediately exercisable: (ii) the restrictions and deferral limitations applicable to outstanding restricted stock awards and deferred stock awards will lapse and the shares in question will be fully vested: and (iii) the value of such options and awards, to the extent determined by the Stock Option Committee, will be cashed out on the basis of the highest price paid (or offered) during the preceding 60-day period, as determined by the Stock Option Committee. The Change of Control and Potential Change of Control provisions may serve as a disincentive or impediment to a prospective acquirer of the Company and, therefore, may adversely affect the market price of the common stock of the Company.

         11. Amendment of the Plan. The Plan may be amended from time to time by majority vote of the Board of Directors provided as such amendment may affect outstanding options without the consent of an option holder nor may the plan be amended to increase the number of shares of common stock subject to the Plan without stockholder approval.

Stockholder Vote Required

         The affirmative vote of a majority of the shares present in person and by proxy and voting at the meeting is required for the adoption of the above described plan.

         The Board of Directors recommends a vote FOR the adoption of the 2000 Equity Incentive Plan.

                                 PROPOSAL NO. 3
                       APPROVAL AND ADOPTION OF NEW BYLAWS

         The Board of Directors has unanimously approved, subject to shareholder approval, new Bylaws which are set forth in full in Appendix B to this Proxy Statement. The Board of Directors decided to take such action to (a) generally update the Company's Bylaws to be consistent with the Nevada General Corporation Act; and (b) clarify the ambiguous language with respect to whether the Board of Directors may alter, amend or repeal the Company's Bylaws. The new Bylaws do not classify the Board of Directors and do not add new provisions to the Company's existing Bylaws generally recognized as "anti-takeover" provisions. The new Bylaws generally track the provision of the Nevada General Corporation Act and provide the Board of Directors with maximum corporate management operating flexibility as permitted by Nevada law.

         If the new Bylaws are adopted, such Bylaws shall become effective immediately. If the proposal is not approved by the shareholders, the current Bylaws of the Company shall remain in effect.

Stockholder Vote Required

         The affirmative vote of a majority of the shares present in person and by proxy and voting at the meeting is required for the adoption of the above new Bylaws.

         The Board of Directors recommends a vote FOR the adoption of the new Bylaws.

                                 PROPOSAL NO. 4
                 TO RATIFY THE SELECTION OF HJ & ASSOCIATES, LLC
                   AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors has recommended that HJ & Associates, LLC be retained as the Company's independent certified public accountants for the fiscal year ending March 31, 2001. Although this recommendation is not required to be submitted to a vote of stockholders, the Board of Directors believes it appropriate as a matter of policy that this recommendation be submitted for ratification at the Company's annual meeting. In the event the stockholders do not ratify the retention of HJ & Associates, LLC, the selection of other independent auditors will be considered by the Board of Directors. See "Relationship with Independent Certified Public Accountants."

Stockholder Vote Required

         The affirmative vote of the holders of a majority of the shares present in person and by proxy and voting at the Meeting is required for ratification of the selection of independent certified public accountants.

         The Board of Directors recommends a vote FOR ratification of the selection of HJ & Associates, LLC

                        VOTING SECURITIES AND RECORD DATE

         Holders of Common Stock of the Company of record at the close of business on July 14, 2000, are entitled to notice and to vote at the Meeting. At the close of business on July 14, 2000, the Company had 11,678,082 shares of Common Stock outstanding, each of which entitled the holder thereof to one vote.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of July 14, 2000, the number and percentage of shares of Common Stock of the Company, owned of record and beneficially, by each person known by the Company to own 5% or more of such stock, each director of the Company and by all executive officers and directors of the Company, as a group:

Name and Address                 Amount and Nature of           Percentage of
Of Beneficial Owner               Beneficially Owned                Class

Brent Gutierrez                       3,217,522(1)                 24.05%
555 Bayview Avenue
Biloxi, MS  39530

Clayton Gutierrez                     3,217,521(2)                 24.05%
555 Bayview Avenue
Biloxi, MS  39530

Frank and Anita Gutierrez JTWROS      2,666,666                    20.71%
555 Bayview Avenue
Biloxi, MS  39530

William Schofield                     5,555,556(3)                 30.14%
15340 Fiddlesticks Blvd.
Ft. Meyers, FL  33912

Equity Advisors, Inc.                 1,000,000(4)                  7.77%
14502 N. Dale Mabry Hwy
Tampa, FL  33618

All officers and directors
As a group (5 persons)               14,657,265(1)(2)(3)           75.43%
------------------

(1) Includes 500,000 shares which may be obtained by Brent Gutierrez upon the exercise of warrants owned by Mr. Gutierrez in the like amount.

(2) Includes 500,000 shares which may be obtained by Clayton Gutierrez upon the exercise of warrants owned by Mr. Gutierrez in the like amount.

(3) Consists of 3,555,556 shares which may be obtained by Mr. Schofield upon the conversion of preferred shares as of December 31, 1999 and 2,000,000 shares which may be obtained by Mr. Schofield upon the exercise of warrants owned by Mr. Schofield in the like amount.

(4) Includes 1,000,000 shares which may be obtained by Equity Advisors, Inc. upon the exercise of warrants owned by it in the like amount.

     As ownership of shares of the Company's common stock by each of the Company's directors and executive officers is included within the foregoing table, and as the Company currently employs no additional executive officers, no separate table has been provided to identify Company stock ownership by management personnel.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten-percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 2000 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

            INFORMATION CONCERNING BOARD OF DIRECTORS AND COMMITTEES

General

         During Fiscal 2000, the Company paid no director's fees. All directors are reimbursed for travel and other expenses relating to attendance at board meetings. Directors who are officers of the Company receive no additional compensation for service on the board. During Fiscal 2000, the Board of Directors has not formally met. All directors attended all of the meetings.

         The Board of Directors established an Audit Committee by resolution dated June 30, 2000. The Board of Directors has not yet appointed members to the Audit Committee. The primary purposes of the Audit Committee will be (i) to review the scope of the audit to be performed; (ii) to meet with the Company's independent certified public accountants to review the results of the audit;
(iii) to review with the Company's independent certified public accountants the Company's internal auditing proceedings and controls; (iv) to make recommendations regarding the selection of the Company's independent certified public accountants; and (v) to review the Company's quarterly financial statements prior to public issuance.

         In the absence of a compensation, stock option or special committee comprised of a majority of independent directors, the Audit Committee will review any transaction of the Company in which a director or officer has a material interest.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain summary information regarding the compensation of the Company's executive officers whose total salary and bonus for the year ended December 31, 1999 exceeded $100,000:

                           SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------
                                                                                      Long Term Compensation
                            Annual Compensation                       Awards                   Payouts
              -------------------------------------------------------------------------------------------------------
  Name and                                               Other        Restricted                           All Other
  Principal                                              Compen-       Stock        Options/                 Compen-
  Position       Year       Salary             Bonus     sation        Awards        SAR's     Payouts       sation
---------------------------------------------------------------------------------------------------------------------
Brent            1999        $134,000           $0          $0          $0            0          $0            $0
Gutierrez        1998        $104,000           $0          $0          $0            0          $0            $0
                 1997         $95,000           $0          $0          $0            0          $0            $0

Clayton          1999        $134,000           $0          $0          $0            0          $0            $0
Gutierrez        1998        $104,000           $0          $0          $0            0          $0            $0
                 1997         $95,000           $0          $0          $0            0          $0            $0
---------------------------------------------------------------------------------------------------------------------

         The referenced periodic compensation was set by the Company's directors. The Company has no form of employment agreement with either senior officer, nor any contractual arrangement under which, upon the individual's resignation or other termination of service, or upon the occurrence of any change in the control of the Company, the individual would receive any special compensation.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Except as set forth below, there have neither occurred within the preceding three year period, nor are there pending or proposed, any direct or indirect material transactions between the Company and any of its directors, executive officers or controlling shareholders outside the ordinary course of the Company's business.

         On April 1, 1999 the Company issued 152,564 shares of its outstanding common stock to purchase the assets, brand name, and customer lists of Killer Bee, Inc., a company jointly controlled by Brent Gutierrez and Clayton Gutierrez. The acquisition was valued at $238,000, which represented the value of acquired inventory, as the brand name and customer lists were given no value. On the same date, the Company granted warrants to purchase 1,000,000 shares of common stock (500,000 each) to Brent Gutierrez and Clayton Gutierrez in connection with such purchase. The number of shares given as consideration as well as the exercise price of the options granted to the former owners of Killer Bee, Inc. was determined by the market share price of $1.56 which existed at the time of the transaction.

         During April, 1999 William F. Schofield was elected as a director of the Company, and he purchased 200,000 shares of preferred stock, which was issued by the Company for $2,000,000 cash consideration. The 200,000 convertible preferred shares were issued at the same stated value of $10 per share and under the same terms as were applicable to preferred shares previously authorized and issued by the Company.

         The company purchases some of its product from a related company, G & G Trading Company, and derives a portion of its revenues from sales to that related company. All transactions are at the same prices as with unaffiliated companies. Invoices to this related company for the nine month period ending December 31, 1999 totaled $172,586, or 1.5% of Net Revenues for the period.

           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Company's Board of Directors has appointed HJ & Associates, LLC, independent certified public accountants to serve as auditors for Fiscal 2001. HJ & Associates, LLC audited the Company's financial statements as of and for each of the years ended March 31, 2000, 1999 and 1998.

         A representative of the firm of HJ & Associates, LLC is expected to be present at the meeting and will be available to respond to appropriate questions. They will be given an opportunity to make a statement if they desire to do so.

                                  ANNUAL REPORT

         The Company's annual report for Fiscal 2000 is enclosed herewith.

         A COPY OF THE COMPANY'S FORM 10-K ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO:

                        Global Seafood Technologies, Inc.
                               555 Bayview Avenue
                            Biloxi, Mississippi 39530
                            Attn: Investor Relations

                              STOCKHOLDER PROPOSALS

         Proposals by Stockholders intended to be presented at the next annual meeting to be held in 2000 must be received by the Secretary of the Company a reasonable time before the Company begins to print its proxy materials in order to be included in the proxy statement for that meeting.

                                 OTHER BUSINESS

         There is no matter other than those described above, so far as is known to the management of the Company, at the date of this proxy statement, to be acted on at the meeting. It is intended, however, if other matters come up for action at said meeting or any adjournments thereof, that the persons named in the enclosed form of proxy shall, in accordance with the terms of the proxy, have authority in their discretion to vote shares represented by proxies received by them, in regard to such other matters, as seems to said persons in the best interests of the Company and its stockholders.

                                               GLOBAL SEAFOOD TECHNOLOGIES, INC.



                                               Clayton F. Gutierrez
                                               Secretary

                                                                      APPENDIX A


                        GLOBAL SEAFOOD TECHNOLOGIES, INC.
                           2000 EQUITY INCENTIVE PLAN

1.       NAME AND PURPOSE.

         The name of this plan is the Global Seafood 2000 Equity Incentive Plan (the "Plan"). The purpose of this Plan is to enable Global Seafood Technologies, Inc. (the "Company") and its Subsidiaries and Affiliates to attract and retain employees, consultants and directors who contribute to the Company's success by their ability, ingenuity and industry, and to enable such employees and directors to participate in the long-term success and growth of the Company through an equity interest in the Company.

2.       DEFINITIONS.

         For purposes of this Plan, the following terms shall be defined as set forth below:

         "Affiliate" means any corporation (other than a subsidiary), partnership, joint venture or any other entity in which the Company owns, directly or indirectly, at least a ten percent (10%) beneficial ownership interest.

         "Board" means the Board of Directors of the Company.

         "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful or grossly negligent action which is demonstrably inimical to the interests, business or reputation of the Company or any Subsidiary or Affiliate.

         "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

         "Committee" means the Stock Option Committee of the Board, whose members shall be appointed from time to time by the Board. If at any time no Committee shall be in existence, the functions of the Committee specified in this Plan shall be exercised by the Board.

         "Commission" means the Securities and Exchange Commission.

         "Company" means Global Seafood Technologies, Inc., a corporation organized under the laws of the State of Nevada (or any successor corporation).

         "Deferred Stock" means an award made pursuant to Section 10 of the right to receive Stock at the end of a specified deferral period.

         "Director Stock Option" means any option to purchase shares of Stock granted pursuant to Section 7.

         "Disability" means total and permanent disability as determined under the Company's long term disability program.

         "Disinterested Person" shall have the meaning set forth in Rule 16b-3(d)(3) as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto.

         "Fair Market Value" means, as of any given date, the closing price of the Stock on such date on the National Association of Securities Dealers Automated Quotation System (NASDAQ) National Market System, or if not then traded or listed on that system, on the securities trading system or stock exchange on which the Stock is then primarily traded or listed; or if the stock is not traded or listed on an exchange the average of the reported high and low price on such date.

         "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Code Section 422.

         "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         "Normal Retirement," solely for the purpose of this Plan means retirement from active employment with the Company, any Subsidiary, and any Affiliate on or after age 65.

         "Plan" means this Global Seafood 2000 Equity Incentive Plan.

         "Restricted Stock" means an award of shares of Stock that are subject to restrictions under Section 9.

         "Retirement" means Normal Retirement.

         "Stock" means the common stock of the Company.

         "Stock Appreciation Right" means a right granted under Section 8 to surrender to the Company all or a portion of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option or such portion thereof is surrendered, of the shares of Stock covered by such Stock Option or such portion thereof, and (ii) the aggregate exercise price of such Stock Option or such portion thereof.

         "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 6.

         "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

3.       ADMINISTRATION.

         This Plan shall be administered by the Committee which shall at all times consist of not less than three Disinterested Persons (or, if there are less than three Disinterested Persons then serving on the Board of Directors, then all of such Disinterested Persons), each of whom shall be members of the Board of the Directors. The Committee shall have the power and authority to grant to eligible employees, pursuant to the terms of this Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, or (iv) Deferred Stock. In particular, the Committee shall have the authority to:

         3.1 Select the officers, other employees and consultants of the Company, its Subsidiaries, and its Affiliates to whom Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock awards, or a combination of the foregoing from time to time will be granted hereunder;

         3.2 Determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock, or a combination of the foregoing are to be granted hereunder;

         3.3 Except as set forth in Section 7 hereof, determine the number of shares of Stock to be covered by each such award granted hereunder;

         3.4 Determine the terms and conditions, not inconsistent with the terms of this Plan, of any award granted hereunder, including, but not limited to, any restriction on any Stock Option or other award and/or the shares of Stock relating thereto based on performance and/or such other factors as the Committee may determine, in its sole discretion, and any vesting acceleration features based on performance and/or such other factors as the Committee may determine, in its sole discretion;

         3.5 Determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of a participant, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period;

         3.6 Adopt, alter, and repeal such administrative rules, guidelines, and practices governing this Plan as it shall, from time to time, deem advisable;

         3.7 Interpret the terms and provisions of this Plan and any award issued under this Plan (and any agreements relating thereto); and

         3.8      Otherwise supervise the administration of this Plan.

         All decisions made by the Committee pursuant to the provisions of this Plan shall be final and binding on all persons, including the Company and participants in this Plan.

4.       STOCK SUBJECT TO PLAN.

         The total number of shares of Stock reserved and available for distribution under this Plan shall be 3,000,000. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Stock that have been optioned cease to be subject to option, or if any shares subject to any Restricted Stock or Deferred Stock award granted hereunder are forfeited or such award otherwise terminates, those shares shall again be available for distribution in connection with future awards under this Plan.

         In  the   event   of   any   merger,   reorganization,   consolidation,
recapitalization, stock dividend, or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under this Plan, in the number and option price of shares subject to outstanding Stock Options and Director Stock Options granted under this Plan, and in the number of shares subject to Restricted Stock or Deferred Stock awards granted under this Plan, in such manner as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

5.       ELIGIBILITY.

         5.1 Officers, other employees and consultants of the Company, its Subsidiaries or its Affiliates (but excluding members of the Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth, and/or profitability of the business of the Company, its Subsidiaries, or its Affiliates are eligible to be granted Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock awards.

         5.2 Directors of the Company (other than directors who are also officers or employees of the Company, its Subsidiaries or its Affiliates) are eligible to be granted Director Stock Options pursuant to Section 7 of the Plan.

         5.3 Except as set forth in Section 7 of the Plan, the optionees and participants under this Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award or grant to an optionee or participant.

6.       STOCK OPTIONS FOR EMPLOYEES AND CONSULTANTS.

         Stock Options may be granted either alone or in addition to other awards granted under this Plan. Any Stock Option granted under this Plan shall be in such form as the Committee from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee.

         The Stock Options granted under this Plan may be of two types: (i) Incentive Stock Options, or (ii) Non-Qualified Stock Options. The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights) except that Incentive Stock Options shall not be granted to employees of an Affiliate. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

         Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under this Plan be so exercised, so as to disqualify either this Plan or any Incentive Stock Option under Code Section 422. Notwithstanding the foregoing, in the event an optionee voluntarily disqualifies an option as an Incentive Stock Option within the meaning of Code Section 422, the Committee may, but shall not be obligated to, make such additional grants, awards, or bonuses as the Committee shall deem appropriate, to reflect the tax savings to the Company which results from such disqualification.

         Stock Options granted under this Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

         6.1 Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the Stock on the date of the grant of the Incentive Stock Option and not less than 80% of the Fair Market Value on the date of the grant of the Non-Qualified Stock Options.

         6.2 Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable later than 10 years after the date such Incentive Stock Option is granted and no Non-Qualified Stock Option shall be exercisable later than 10 years and two days after the date such Non-Qualified Stock Option is granted.

         6.3 Exercisability. Subject to Section 6.10 with respect to Incentive Stock Options, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the date of grant; provided, however, that, except as provided in Sections 6.6, 6.7, and 6.8, unless otherwise determined by the Committee at grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time in whole or in part based on performance and/or such other factors as the Committee may determine in its sole discretion.

         6.4 Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument or mode of payment as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee). If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, the shares received upon the exercise of such Stock Option shall be restricted or deferred, as the case may be, in accordance with the original term of the Restricted Stock award or Deferred Stock award in question, equal to the number of shares of Restricted Stock or Deferred Stock surrendered upon the exercise of that option. No shares of unrestricted Stock shall be issued until full payment therefor has been made. An optionee shall have the right to dividends or other rights of a stockholder with respect to shares subject to the option when the optionee has given written notice of exercise and has paid in full for those shares.

         6.5 Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

         6.6 Termination by Death. Unless otherwise determined by the Committee at grant, if an optionee's employment with the Company, any Subsidiary, and any Affiliate terminates by reason of his death, the Stock Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee or by the heir of the optionee under the laws of descent and distribution, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

         6.7 Termination by Reason of Disability. Unless otherwise determined by the Committee at grant, if an optionee's employment with the Company, any Subsidiary and any Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after one year from the date of such termination of employment or the expiration of the stated term or such Stock Option, whichever period is shorter; provided, however, that, if the optionee dies within such one-year period, any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of three months from the date of such death or for the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Code
Section 422, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         6.8 Termination by Reason of Retirement. Unless otherwise determined by the Committee at grant, if an optionee's employment with the Company, any Subsidiary and any Affiliate terminates by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after one year from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one-year period any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of three months from the date of such death or for the stated term of the Stock Option, whichever period is the shorter. Notwithstanding the foregoing, the tax treatment available pursuant to Section 422 of the Internal Revenue Code of 1986 upon the exercise of an Incentive Stock Option will not be available to an optionee who exercises any Incentive Stock Options more than (i) 12 months after the date of termination of employment due to permanent disability or (ii) three months after the date of termination of employment due to retirement.

         6.9 Other Termination. Unless otherwise determined by the Committee at grant, if an optionee's employment with the Company, any Subsidiary and any Affiliate terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such optionee shall thereupon terminate, except that such Stock Option may be exercised for the lesser of three months from the date of termination or the balance of such Stock Option's term if the optionee's employment with the Company, any Subsidiary and any Affiliate is involuntarily terminated by the optionee's employer without Cause.

         6.10 Limit on Value of Incentive Stock Option First Exercisable Annually. The aggregate Fair Market Value (determined at the time of grant) of the Stock for which "incentive stock options" within the meaning of Code Section 422 are exercisable for the first time by an optionee during any calendar year under this Plan (and/or any other stock option plans of the Company, any Subsidiary and any Affiliate) shall not exceed $100,000.

7.       DIRECTOR STOCK OPTIONS.

         Director Stock Options granted under this Plan shall be Non-Qualified Stock Options which are not intended to be "incentive stock options" within the meaning of Code Section 422. Director Stock Options granted under this Plan shall be in such form as the Committee may from time to time approve, and the provisions of Director Stock Options need not be the same with respect to each optionee.

         Director Stock Options granted under the Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

         7.1 Option Price. The option price per share of Stock purchasable under a Director Stock Option shall be not less than 75% of the Fair Market Value of the Stock on the date of the grant of the Director Stock Option.

         7.2 Option Term. Each Director Stock Option shall be exercisable for 10 years and two days after the date such Director Stock Option is granted (subject to prior termination as hereinafter provided).

         7.3 Exercisability. Director Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the date of grant. If the Committee provides, in its discretion, that any Director Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time in whole or in part based on performance and/or such other factors as the Committee may determine in its sole discretion; provided, however, that in the event of a "Change of Control" (as defined in Section 14 below), the value of all outstanding Director Stock Options that have been outstanding for at least six months shall be cashed out on the basis of the "Change of Control Price" (as defined in Section 14 below) as of the date the Change of Control occurs, and all Director Stock Options that have not been outstanding for at least six months shall be immediately exercisable.

         7.4 Method of Exercise. Director Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument or mode of payment as may, be acceptable to the Committee. Payment in full or in part may also be made in the form of Stock already owned by the optionee (based on the Fair Market value of the Stock on the date the option is exercised). No shares of Stock shall be issued until full payment therefor has been made. An optionee shall have the rights to dividends or other rights of a stockholder with respect to shares subject to the option when the optionee has given written notice of exercise and has paid in full for such shares.

         7.5 Non-transferability of Options. No Director Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Director Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

         7.6 Termination by Disability or Death. Upon an optionee's termination of service as a director by reason of disability or death, any Director Stock Options held by such optionee may thereafter be immediately exercised by the optionee or, in the case of death, by the legal representative or the estate or by the legatee of the optionee under the will of the optionee, until the expiration of the stated term of such Director Stock Options.

         7.7 Other Termination. Upon an optionee's termination of service as a director with the Company for any reason other than disability or death, any Director Stock Options held by such optionee may thereafter be exercised, to the extent exercisable at termination, until the expiration of the stated term of such Director Stock Options.

8.       STOCK APPRECIATION RIGHTS.

         8.1 Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under this Plan. In the case of a Non-Qualified

Stock Option, such rights may be granted either at or after the time of the grant of such Non-Qualified Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Incentive Stock Option.

         A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Committee at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

         A Stock Appreciation Right may be exercised by an optionee, in accordance with Section 8.2, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive amount determined in the manner prescribed in Section 8.2. Stock Options having been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

         8.2 Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including the following:

         (a) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 6 and this Section; provided, however, that any Stock Appreciation Right granted subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of the term of the Stock Appreciation Right, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

         (b) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares with respect to which the Stock Appreciation Right shall have been exercised, with the Committee having the sole and exclusive right to determine the form of payment.

         (c) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 6.5.

         (d) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in
                  Section 4 on the number of shares of Stock to be issued under this Plan.

         (e) A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

         (f) In its sole discretion, the Committee may provide, at the time of grant of a Stock Appreciation Right under this Section, that such Stock Appreciation Right can be exercised only in the event of a "Change of Control" and/or a "Potential Change of Control" (as defined in Section 14).

         (g) The Committee, in its sole discretion, may also provide that, in the event of a "Change of Control" and/or a "Potential Change of Control" (as defined in Section 14), the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the "Change of Control Price" (as defined in Section 14).

9.       RESTRICTED STOCK.

         9.1 Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under this Plan. The Committee shall determine the consultants, officers and key employees of the Company and its Subsidiaries and Affiliates to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price, if any, to be paid by the recipient of Restricted Stock (subject to Section 9.2, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. The Committee may also condition the grant of Restricted Stock upon the attainment of specified performance goals, or such other criteria as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

         9.2 Awards and Certificates. The prospective recipient of an award of shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement") and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the then applicable terms and conditions.

         (a) Awards of Restricted Stock must be accepted within a period of 90 days (or such shorter period as the Committee may specify) after the award date by executing a Restricted Stock Award Agreement and paying whatever price, if any, is required.

         (b) Each participant who is awarded Restricted Stock shall be issued a stock certificate with respect to those shares of Restricted Stock. The certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

         "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Global Seafood 2000 Equity Incentive Plan and a Restricted Stock Award Agreement entered into between the registered owner and Global Seafood Technologies, Inc.. Copies of the Plan and the Agreement are on file in the offices of Global Seafood Technologies, Inc., 555 Bayview Avenue, Biloxi, MS 39530"

         (c) The Committee shall require that the stock certificates evidencing such shares will be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Stock covered by such award.

         9.3 Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section shall be subject to the following restrictions and conditions:

         (a) Subject to the provisions of this Plan and the Restricted Stock Award Agreements, during such period as may be set by the Committee commencing on the grant date (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under this Plan. Within these limits, the Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on performance and/or such other factors as the Committee may determine, in its sole discretion.

         (b) Except as provided in Section 9.3(a), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to receive any dividends. Dividends paid in stock of the Company or stock received in connection with a stock split with respect to Restricted Stock shall be subject to the same restrictions as on such Restricted Stock. Certificates for shares of unrestricted Stock shall be delivered to the participant promptly after, and only after, the period of forfeiture shall expire without forfeiture in respect of such shares of Restricted Stock.

         (c) Subject to the provisions of the Restricted Stock Award Agreement and this Section, upon the participant's termination of employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant, and the participant shall only receive the amount, if any, paid by the participant for such forfeited Restricted Stock.

         (d) In the event of special hardship circumstances of a participant whose employment is involuntarily terminated (other than for Cause), the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

10.      DEFERRED STOCK AWARDS.

         10.1 Administration. Deferred Stock may be awarded either alone or in addition to other awards granted under this Plan. The Committee shall determine the consultants, officers and key employees of the Company, its Subsidiaries and Affiliates to whom, and the time or times at which, Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any participant, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred and the terms and conditions of the award in addition to those set forth in Section
10.2. The Committee may also condition the grant of Deferred Stock upon the attainment of specified performance goals, or such other criteria as the Committee shall determine, in its sole discretion. The provisions of Deferred Stock awards need not be the same with respect to each recipient.

         10.2 Terms and Conditions. The shares of Deferred Stock awarded pursuant to this Section shall be subject to the following terms and conditions:

         (a) Subject to the provisions of this Plan and the award agreement, Deferred Stock awards may not be sold, assigned, transferred, pledged, or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or Elective Deferral Period, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock award.

         (b) At the time of the award, the Committee may, in its sole discretion, determine that amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award will be: (a) paid to the participant currently, (b) deferred and deemed to be reinvested, or (c) forfeited because the participant has no rights with respect thereto.

         (c) Subject to the provisions of the award agreement and this Section, upon termination of employment for any reason during the Deferral Period for a given award, the Deferred Stock in question including any deferred and reinvested dividends thereon shall be forfeited by the participant.

         (d) Based on performance and/or such other criteria as the Committee may determine, the Committee may, at or after the grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

         (e) In the event of special hardship circumstances of a participant whose employment is involuntarily terminated (other than for Cause), the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder with respect to any or all of the participant's Deferred Stock.

         (f) A participant may elect to defer further receipt of the award for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must be made at least six months prior to the completion of the Deferral Period for a Deferred Stock award (or for an installment of such an award).

         (g) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock award agreement executed by the Company and the participant.

11.      LOAN PROVISIONS.

         With the consent of the Committee, the Company may make, guarantee, or arrange for, a loan or loans to a Plan participant with respect to the exercise of any Stock Option granted under this Plan and/or with respect to the payment of the purchase price, if any, of any Restricted Stock awarded hereunder and/or with respect to the payment by optionee of any or all federal and/or state income taxes due on account of the granting or exercise of any stock option or other awards hereunder. The Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

12.      AMENDMENTS AND TERMINATION.

         The Board may amend, alter, or discontinue this Plan, but no amendment, alteration, or discontinuation shall be made which would impair the right of an optionee or participant under a Stock Option, Director Stock Option, Stock Appreciation Right, Restricted Stock or Deferred Stock award theretofore granted, without the optionee's or participant's consent, or which without the approval of the stockholders would:

         12.1 Except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of this Plan;

         12.2 Extend the maximum option period under Section 6.2 or 7.2 of the Plan.

         The Committee may amend the terms of any award or option (other than Director Stock Options) theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without his consent. The Committee may also substitute new Stock Options for previously granted Stock Options having higher option prices.

13.      UNFUNDED STATUS OF PLAN.

         This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing set forth herein shall give any such participant or optionee any rights that are greater than those of an unsecured, general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or payments in lieu of or with respect to awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of this Plan.

14.      CHANGE OF CONTROL.

         The following acceleration and valuation provisions shall apply in the event of a "Change of Control" or "Potential Change of Control," as defined in this Section:

         14.1 In the event of a "Change of Control," as defined in Section 14.2, unless otherwise determined by the Committee or the Board in writing at or after grant, but prior to the occurrence of the Change of Control, or, if and to the extent so determined by the Committee or the Board in writing at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination) in the event of a "Potential Change of Control," as defined in Section 14(c):

         (a) Any Stock Appreciation Rights outstanding for at least six (6) months and any Stock Options awarded under this Plan not previously exercisable and vested shall become fully exercisable and vested;

         (b) The restrictions and deferral limitations applicable to any Restricted Stock and preferred Stock awards under this Plan shall lapse and such shares and awards shall be deemed fully vested; and

         (c) All outstanding Stock Options, Stock Appreciation Rights, Restricted Stock and Deferred Stock awards, shall, to the extent determined by the Committee at or after grant, be canceled and the holder thereof shall be paid in cash therefor on the basis of the "Change of Control Price" (as defined in Section 14.4) as of the date that the Change of Control occurs or Potential Change of Control is determined to have occurred, or such other date as the Committee may determine prior to the Change of Control or Potential Change of Control.

         14.2 For Purposes of Section 14.2, a "Change of Control" means the happening of any of the following:

         (a) When any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, or any Company employee benefit plan, including its trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities;

         (b) The occurrence of any transaction or event relating to the Company required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of Regulation 14A of the Commission under the Exchange Act;

         (c) The occurrence of a transaction requiring stockholder approval for the acquisition of the company by an entity other than the Company or a Subsidiary, through purchase of assets, or by merger, or otherwise;

         (d)      The dissolution of the Company; or

         (e)      The sale by the Company of substantially all of its assets.

         14.3 For purposes of Section 14.1, a "Potential Change of Control" means the happening of any of the following:

         (a)      The  entering   into  an   agreement   by  the  Company,   the
                  consummation of which would result in a Change of Control of the Company as defined in Section 14.2;

         (b) The adoption by the Board of Directors of a resolution to the effect that a Potential Change of Control of the Company has occurred for purposes of this Plan.

         14.4 For purposes of this Section, "Change of Control Price" means the highest price based upon the Fair Market Value per share or the price paid or offered in any transaction related to a potential or actual Change of Control of the Company at any time during the preceding sixty day period as determined by the Committee, except that (i) in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Committee decides to cash out such options, and (ii) in the case of Director Stock Options, the sixty day period shall be the period immediately prior to the Change of Control.

15.      GENERAL PROVISIONS.

         15.1 All certificates for shares of Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission or the National Association of Securities Dealers, Inc., any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

         15.2 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan shall not confer upon any employee of the Company, any Subsidiary or any Affiliate, any right to continued employment (or, in the case of a director, continued retention as a director) with the Company, a Subsidiary or an Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company, a Subsidiary or an Affiliate to terminate the employment of any of its employees at any time.

         15.3 Each participant shall, no later than the date as of which the value of an award first becomes includable in the gross income of the participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under this Plan shall be conditioned on such payment or arrangements and the Company (and, where applicable, its Subsidiaries and Affiliates) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. If permitted by the Committee, a participant may irrevocably elect to have the withholding tax obligation or, in the case of all awards hereunder except Stock Options which have related Stock Appreciation Rights, if the Committee so determines, any additional tax obligation with respect to awards hereunder by (a) having the Company withhold shares of Stock otherwise deliverable to the participant with respect to the award, or (b) delivering to the Company shares of unrestricted Stock; provided, however, that any such election shall be made either (i) during one of the "window" periods described in section (e) (3) (iii) of Rule 16b-3 promulgated under the Exchange Act, or
(ii) at least six months prior to the date income is recognized with respect to the award.

         15.4 At the time of grant or purchase, the Committee may provide in connection with any grant or purchase made under this Plan that the shares of Stock received as a result of such grant or purchase shall be subject to a right of first refusal, pursuant to which the participant shall be required to offer to the Company any shares that the participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to the provisions of
Section 14 and to such other terms and conditions as the Committee may specify at the time of grant.

         15.5 No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to this Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

16.      EFFECTIVE DATE OF PLAN.

         This Plan shall be effective on the date it is approved by a majority of the votes of stockholders either in writing or cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan.

17.      TERM OF PLAN.

         No Stock Option, Director Stock Option, Stock Appreciation Right, Restricted Stock or Deferred Stock award shall be granted pursuant to this Plan on or after July 1, 2010, but awards theretofore granted may extend beyond that date.

                            CERTIFICATION OF ADOPTION

         I, ____________________, Secretary of Global Seafood Technologies, Inc., hereby certify that the foregoing is a true and correct copy of the 2000 Equity Incentive Plan of the Company as adopted by the Board of Directors of the Company at a special meeting held on __________________ and adopted by the holders of a majority of outstanding shares on___________________.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of the Company this _________________, 2000.




                                              __________________________________
                                                                    , Secretary

                                                                      APPENDIX B

                                     BY-LAWS
                                       OF
                        GLOBAL SEAFOOD TECHNOLOGIES, INC.

                                    ARTICLE I
                                  Stockholders

         Section 1.1. Annual Meetings. An annual meeting of stockholders shall be held for the election of Directors at such date, time and place either within or without the State of Nevada as may be designated by the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

         Section 1.2. Special Meetings. Special meetings of stockholders may be called at any time by the Chairman of the Board, if any, the Vice Chairman of the Board, if any, or the President to be held at such date, time and place either within or without the State of Nevada as may be stated in the notice of the meeting. A special meeting of stockholders shall be called by the Secretary upon the written request, stating the purpose of the meeting, of stockholders who together own of record a majority of the outstanding shares of each class of stock entitled to vote at such meeting.

         Section 1.3. Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.

         Section 1.4. Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         Section 1.5. Quorum. At each meeting of stockholders, except where otherwise provided by law or the articles of incorporation or these by-laws, the holders of a majority of the outstanding shares of each class of stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided by Section 1.4 of these by-laws until a quorum shall attend. Shares of its own capital stock belonging on the record date for the meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

         Section 1.6. Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the absence of the Chairman of the Board by the Vice Chairman of the Board, if any, or in the absence of the Vice Chairman of the Board by the President, or in the absence of the President by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

         Section 1.7. Voting; Proxies. Unless otherwise provided in the articles of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. If the articles of incorporation provides for more or less than one vote for any share on any matter, every reference in these by-laws to a majority or other proportion of stock shall refer to such majority or other proportion of the votes of such stock. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect. With respect to other matters, unless otherwise provided by law or by the articles of incorporation or these by-laws, the affirmative vote of the holders of a majority of the shares of all classes of stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, provided that (except as otherwise required by law or by the articles of incorporation) the Board of Directors may require a larger vote upon any such matter. Where a separate vote by class is required, the affirmative vote of the holders of a majority of the shares of each class present in person or represented by proxy at the meeting shall be the act of such class, except as otherwise provided by law or by the articles of incorporation or these by-laws.

         Section 1.8. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is expressed; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

         Section 1.9. List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

         Section 1.10. Consent of Stockholders in Lieu of Meeting. Any action required by law to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

                                   ARTICLE II
                               Board of Directors

         Section 2.1. Powers; Number; Qualifications. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be

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

otherwise provided by law or in the articles of incorporation. The Board shall consist of one or more members, the number thereof to be determined from time to time by the Board. Directors need not be stockholders.

         Section 2.2. Election; Term of Office; Resignation; Removal; Vacancies. Each director shall hold office until the annual meeting of stockholders next succeeding his or her election and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any director may resign at any time upon written notice to the Board of Directors or to the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; except that, if the articles of incorporation provides for cumulative voting and less than the entire Board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire Board, or, if there be classes of directors, at an election of the class of directors of which he or she is a part. Whenever the holders of any class or series of stock are entitled to elect one or more directors by the provisions of the articles of incorporation, the provisions of the preceding sentence shall apply, in respect to the removal without cause of a director or directors so elected, to the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding shares as a whole. Unless otherwise provided in the articles of incorporation or these by-laws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class or from any other cause may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the articles of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by the sole remaining director so elected.

         Section 2.3. Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board may from time to time determine, and if so determined notice thereof need not be given.

         Section 2.4. Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, if any, by the Vice
Chairman of the Board, if any, by the President or by any two directors. Reasonable notice thereof shall be given by the person or persons calling the meeting.

         Section 2.5. Participation in Meetings by Conference Telephone Permitted. Unless otherwise restricted by the articles of incorporation or these by-laws, members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

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

         Section 2.6. Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the entire Board shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board unless the articles of incorporation or these by-laws shall require a vote of a greater number. In case at any meeting of the Board a quorum shall not be present, the members of the Board present may adjourn the meeting from time to time until a quorum shall attend.

         Section 2.7. Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in the absence of the Chairman of the Board by the Vice Chairman of the Board, if any, or in the absence of the Vice Chairman of the Board by the President, or in their absence by a chairman chosen at the meeting. The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

         Section 2.8. Action by Directors Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or conunittee.

         Section 2.9. Compensation of Directors. The Board of Directors shall have the authority to fix the compensation of directors.


                                   ARTICLE III
                                   Committees

         Section 3.1. Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have power or authority in reference to amending the articles of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of dissolution, removing or indemnifying directors or amending these by-laws; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

         Section 3.2. Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board conducts its business pursuant to
Article II of these by-laws.

                                   ARTICLE IV
                                    Officers

         Section 4.1. Officers; Election. As soon as practicable after the annual meeting of stockholders in each year, the Board of Directors shall elect a President and a Secretary, and it may, if it so determines, elect from among its members a Chairman of the Board and a Vice Chairman of the Board. The Board may also elect one or more Vice Presidents, one or more Assistant Vice
Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and such other officers as the Board may deem desirable or appropriate and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person.

         Section 4.2. Term of office; Resignation; Removal; Vacancies. Except as otherwise provided in the resolution of the Board of Directors electing any officer, each officer shall hold office until the first meeting of the Board after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Board or to the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board may remove any officer with or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election of an officer shall not of itself create contractual rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board at any regular or special meeting.

         Section 4.3. Chairman of the Board. The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board and as may be provided by law.

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

         Section 4.4. Vice Chairman of the Board. In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board and as may be provided by law.

         Section 4.5. President. In the absence of the Chairman of the Board and Vice Chairman of the Board, the President shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present. The President shall be the chief executive officer and shall have general charge and supervision of the business of the Corporation and, in general, shall perform all duties incident to the office of president of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board or as may be provided by law.

         Section 4.6. Vice Presidents. The Vice President or Vice Presidents, at the request or in the absence of the President or during the President's inability to act, shall perform the duties of the President, and when so acting shall have the powers of the President. If there be more than one Vice President, the Board of Directors may determine which one or more of the Vice Presidents shall perform any of such duties; or if such determination is not made by the Board, the President may make such determination; otherwise any of the Vice Presidents may perform any of such duties. The Vice President or Vice Presidents shall have such other powers and shall perform such other duties as may, from time to time, be assigned to him or her or them by the Board or the President or as may be provided by law.

         Section 4.7. Secretary. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees in a book to be kept for that purpose, shall see that all notices are duly given in accordance with the provisions of these by-laws or as required by law, shall be custodian of the records of the Corporation, may affix the corporate seal to any document the execution of which, on behalf of the Corporation, is duly authorized, and when so affixed may attest the same, and, in general, shall perform all duties incident to the office of secretary of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board or the President or as may be provided by law.

         Section 4.8. Treasurer. The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by or under authority of the Board of Directors. If required by the Board, the Treasurer shall give a bond for the faithful discharge of his or her duties, with such surety or sureties as the Board may determine. The Treasurer shall keep or cause to be kept full and accurate records of all receipts and disbursements in books of the Corporation, shall render to the President and to the Board, whenever requested, an account of the financial condition of the Corporation, and, in general, shall perform all the duties incident to the office of treasurer of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board or the President or as may be provided by law.

         Section 4.9. Other Officers. The other officers, if any, of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in a resolution of the Board of Directors which is not inconsistent with these by-laws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board. The Board may require any officer, agent or employee to give security for the faithful performance of his or her duties.

                                   ARTICLE V
                                     Stock

         Section 5.1. Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by such holder in the Corporation. If such certificate is manually signed by one officer or manually countersigned by a transfer agent or by a registrar, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

         Section 5.2. Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

                                   ARTICLE VI
                                  Miscellaneous

         Section 6.1. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

         Section 6.2. Seal. The Corporation may have a corporate seal which shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

         Section 6.3. Waiver of Notice of Meetings of Stockholders, Directors and Committees. Whenever notice is required to be given by law or under any provision of the articles of incorporation or these by-laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the articles of incorporation or these by-laws.

         Section 6.4. Indemnification of Directors, Officers and Employees. The Corporation shall indemnify to the full extent authorized by law any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. For purposes of this by-law, the term "Corporation" shall include any predecessor of the Corporation and any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term "other enterprise" shall include any corporation, partnership, joint venture, trust or employee benefit plan; service "at the request of the Corporation" shall include service as a director, officer or employee of the Corporation which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to an employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation.

         Section 6.5. Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purpose, if: (1) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

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

         Section 6.6. Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

         Section 6.7. Amendment of By-Laws. These by-laws may be amended or repealed, and new by-laws adopted, by the Board of Directors, but the stockholders entitled to vote may adopt additional by-laws and may amend or repeal any by-law whether or not adopted by them.

                                       10